SUMMARY PROSPECTUS
October 1, 2020
UltraShort Communication Services Select Sector

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).
You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.
This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2020, and Statement of Additional Information, dated October 1, 2020, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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   UltraShort Communication Services Select Sector :: 3

Important Information About the Fund
ProShares UltraShort Communication Services Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) the return of the S&P Communication Services Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and greater inverse leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage.The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
The Board has approved the liquidation of the Fund. The last day the Fund will accept creation orders from Authorized Participants is October 1, 2020. It is expected that October 1, 2020 will be the Fund’s last full day of trading on the exchange. Shareholders may sell their shares of the Fund (subject to any applicable brokerage or transaction costs) until the market close on October 1, 2020. Trading in the Fund will be suspended after the close of business on October 1, 2020.
From October 2, 2020 through October 13, 2020 (the expected “Distribution Date”), shares of the Fund will not be traded on its exchange and there will not be a secondary market for the Fund’s shares. On or about October 1, 2020, the Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.
Any shareholders remaining in the Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date.
The Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	6.94%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	7.69%
Fee Waiver/Reimbursement[1]	-6.74%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2021. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or

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lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$1,654	$3,129	$6,483
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective.
The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services sector of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (“GICS”), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. As of May 31, 2020, the top five companies in the Index by weight (i.e., percentage) are Alphabet Inc, Facebook Inc, T-Mobile US Inc, Electronic Arts, Activision Blizzard Inc. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXCTR”.
The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances main tained in connection with the use of financial instruments will typically be held in money market instruments.
•Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.
•Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.
ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the daily Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of two times the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times

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in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.
The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.
The Fund will concentrate or focus its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated or focused. As of May 31, 2020, the Index was concentrated in the media & entertainment industry group.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You may lose the full principal value of your investment within a single day.
The principal risks described below are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.
•Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
•Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

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In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and the Index.
•Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) the daily return of the Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) the performance of the Index.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.20% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.
The Index incepted on April 30, 2018. For the period since the inception of the Index through May 31, 2020, the Index’s annualized historical volatility rate was 25.70%. If

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the Index had been in operation for the five-year period ended May 31, 2020, the Index’s hypothetical annualized volatility rate would have been 20.33%. The Index’s highest May to May hypothetical volatility rate during the five-year period would have been 31.06% (May 29, 2020). The Index’s annualized total return performance for the period since the inception of the Index through May 31, 2020 was 22.54%.
Hypothetical Index volatility and performance is based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance, and cannot account for all the financial risk that may affect the actual performance of the Fund. Actual performance of the Fund may vary significantly from the hypothetical performance. Historical and hypothetical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the index may differ from the volatility of the index.
For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.
•Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse leveraged correlation. Failure to achieve a high degree of inverse leveraged correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) the percentage change of the Index on such day.
In order to achieve a high degree of inverse leveraged correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materi ally under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.
A number of other factors may also adversely affect the Fund’s inverse leveraged correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.
•Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•Counterparty Risk — Investing in derivatives and repurchase agreements involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or

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there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
•Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse leveraged exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
•Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.
•Communication Services Industry Risk — The risk of investments in the industry include: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.
•Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments.
Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.
As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
•Concentration and Focused Investing —The Index may concentrate (i.e., may be composed of securities that represent 25 percent or more of the value of the Index) or focus (i.e., may be composed of securities that represent a substantial portion of its value, but less than 25 percent) in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on the Fund, and if securities of the particular industry or group of industries as a group fall out of favor, the Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
•Exposure to Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
•Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may

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adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.
•Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock — The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. During much of 2020, the unemployment rate in the U.S. has been extremely high by historical standards. It is not possible to predict when unemployment and market conditions will return to more normal levels. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to become outdated quickly or inaccurate, resulting in significant losses.
•Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”). This means it has the ability to invest a relatively high percentage of its assets the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
•Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
•Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Index.
•Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.

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•Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse leveraged correlation with the Index.
•Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
•Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
•Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since January 2019.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any,

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   UltraShort Communication Services Select Sector :: 11

at least annually. Distributions for this Fund may be higher than those of most ETFs.

Investment Company Act file number 811-21114
ProShares Trust
7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

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